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                                                                   EXHIBIT 10.48


                                    LOAN NOTE


$3,000,000.00                                               Nashville, Tennessee
                                                               November 28, 1997

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of NationsBank of Tennessee, N.A. ("Bank") the sum of Three Million Dollars ($3,000,000.00) with interest at the rate of three quarters of one percent (0.75%) per annum over the NationsBank Prime Rate charged by NationsBank of Tennessee, N.A., said interest rate to be adjusted whenever there is a change in said rate, but in no event shall the interest rate charged herein exceed the maximum rate of interest permitted to be charged under the laws in effect from time to time (the "Maximum Rate"). NationsBank Prime Rate is the fluctuating rate of interest established by the Bar from time to time as its "Prime Rate", whether or not such rate shall be otherwise published. Such Prime Rate is established by Bank as an index or base rate and may or may not at any time be the best or lowest rate charged by Bank on any loan. If at any time or from time to time the Prime Rate increases or decreases, then the rate of interest hereunder shall be correspondingly increased or decreased effective on the day on which any such increase or decrease of the Prime Rate changes, unless otherwise herein provided. In the event that the Bank, during the term hereof, shall abolish or abandon the practice of establishing a Prime Rate, or should the same become unascertainable, the Bank shall designate a comparable reference rate which shall be deemed to be the Prime Rate for purposes hereof.

         At the election of the undersigned, to be made in writing delivered to the Bank on or before September 1, 1998, the undersigned may convert the interest rate charged hereunder from a floating rate to a fixed rate of interest to be calculated by adding three and sixty-six one hundredths of one percent (3.66%) per annum to the Treasury Securities Rate in effect on August 31, 1998. For the purposes hereof, the term "Treasury Securities Rate" shall mean the rate of interest per annum determined by Bank, in accordance with its customary general practice from time to time, to be the weekly average yield on all United States Treasury Securities adjusted to a constant maturity for a term comparable to the remaining term of this Loan Note (i.e., 60 months), as most recently reported by the Federal Reserve System in the weekly Federal Reserve Statistical Release #H-15(519), entitled "Selected Interest Rates" (or any succeeding publication) adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. Notwithstanding the foregoing, if the undersigned elects not to maintain its primary deposit balances and accounts

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with Bank, then the applicable rate of interest charged hereunder, whether a fixed or floating rate of interest, shall be increased commencing September 1, 1998 by one quarter of one percent (0.25%) per annum for the remaining term of this Note.

         Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Said interest shall be due and payable monthly on the then outstanding principal balance on the first (1st) day of each consecutive month, the first such payment being due January 1, 1998. Principal hereunder shall be due and payable in sixty (60) equal monthly installments computed by dividing the outstanding principal balance hereunder on August 31, 1998, by the figure of sixty (60), with said principal installments to be due and payable on the first (1st) day of each consecutive month commencing September 1, 1998. On the Maturity Date, September 1, 2003, the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

         This Note may be prepaid at any time, in whole or in part, without premium or penalty; provided however, if the undersigned elects the fixed rate of interest hereinabove set forth and if the undersigned further prepays this
Note in whole or in part from funds derived (directly or indirectly) from another financial institution, a prepayment penalty of one-half of one percent (0.50%) of the outstanding balance will be due and payable to Bank on the principal amount prepaid hereunder.

         Interest shall continue to accrue when payments are submitted by instruments representing funds not immediately available and until such funds are, in fact, collected. Both principal and interest due on this Note are payable in Nashville, Tennessee, at par in lawful money of the United States of America, in the Main Office of NationsBank of Tennessee, N.A. or at such other place as NationsBank of Tennessee, N.A. may designate in writing from time to time.

         This Note is governed by a Loan Agreement of even date herewith between the undersigned and Bank and is secured by a Pledge Agreement from undersigned as well as a Limited Guaranty and a Security agreement from MFP, Inc.

         Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of any part of interest or principal in accordance with the terms hereof, or upon failure of the undersigned to keep and perform all the covenants, promises, agreements, conditions and provisions of this Note, the Loan Agreement, or in any other instrument or document now or hereafter evidencing, securing or otherwise

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relating to the indebtedness evidenced hereby; or if any obligor hereon makes a general assignment for the benefit of creditors or files a voluntary petition in bankruptcy or a petition for reorganization under the bankruptcy laws; or if a petition in bankruptcy is filed against any obligor; or if a receiver or trustee is appointed for all or any part of the property and assets of any obligor; or should any levy, attachment or garnishment be issued or any lien be filed against the property of any obligor and not be satisfied or released within thirty (30) days after filing; then, in any such case, the entire unpaid principal sum evidenced by this Note, together with all accrued interest, shall, at the option of any holder, without notice, become due and payable forthwith, regardless of the stipulated Maturity Date. Upon the occurrence of any default as set forth herein, at the option of holder and without notice to obligor, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is three percentage points (3%) in excess of the above-specified interest rate, as it varies from time to time, or
(ii) the Maximum Rate, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default. Failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of said right of acceleration or stop the holder from exercising said right.

         To the extent permitted by applicable law, obligor shall pay to NationsBank of Tennessee, N.A. a late charge equal to four percent (4%) of any payment which is past due for a period of fifteen (15) or more days, in order to cover the additional expenses incident to the handling and processing of delinquent payments.

         All persons or corporations now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives and assigns, waive demand, presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection and all other notices or demands whatsoever with respect to this Note or the enforcement hereof, and consent that the time of said payments or any part thereof may be extended by the holder hereof and assent to any substitution, exchange, or release of collateral permitted by the holder hereof, all without in any wise modifying, altering, releasing, affecting or limiting their respective liability. This Note may not be changed orally, but only

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by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         The term obligor, as used in this Note, shall mean all parties, and each of them, directly or indirectly obligated for the indebtedness that this Note evidences, whether as principal, maker, endorser, surety, guarantor or otherwise.

         It is expressly understood and agreed by all parties hereto, including obligors, that if it is necessary to enforce payment of this Note through an attorney or by suit, undersigned or any obligors shall pay reasonable attorney's fees, court costs and all costs of collection.

         This obligation is made and intended as a Tennessee contract and is to be so construed.

         ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE
LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. LN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (B) RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(II) BE A

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WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY
SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO
(A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         IN WITNESS WHEREOF, this Note has been duly executed by the undersigned the day and year first above written.


                                    SHOP AT HOME, INC., a Tennessee corporation


                                    By: /s/ Kent E. Lillie
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                                    Its: President/CEO



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